Exhibit 10.13

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AMENDMENT NO. 3

TO THE

RESTATED DEVELOPMENT AND COMMERCIALIZATION

COLLABORATION AGREEMENT

THIS AMENDMENT NO. 3 (“Amendment”) to that certain Restated Development and Commercialization Collaboration Agreement dated October 23, 2001 (“Restated Agreement”), is made and entered into as of September 25, 2006 (“3rd Amendment Effective Date”), by and between Otsuka Pharmaceutical Co., Ltd. (“Otsuka”), a corporation organized and existing under the laws of Japan, having a principal place of business at 2-9, Kanda Tsukasa-cho, Chiyoda-ku, Tokyo, 101-8535 Japan, and Bristol-Myers Squibb Company (“BMS”), a corporation organized and existing under the laws of Delaware, having a principal place of business at 345 Park Avenue, New York, New York 10154, USA.

RECITALS

WHEREAS, Otsuka and BMS have previously entered into the Restated Agreement and an Amendment No. 1 (dated March 28, 2003) and an Amendment No. 2 (dated June 5, 2003) to the Restated Agreement;

WHEREAS, Otsuka and BMS now desire to amend certain terms and conditions of the Restated Agreement as hereinafter specified;

WHEREAS, Otsuka and BMS desire that all other terms and conditions of the Restated Agreement, as previously amended, remain in full force and effect;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Otsuka and BMS agree as follows:

1. Capitalized terms in this Amendment shall have the same meanings as those in the Restated Agreement, unless specifically defined otherwise in this Amendment. All Section references are in regard to the Restated Agreement. References to the term “Agreement” in the Restated Agreement shall be deemed to include this Amendment.

2. Except as expressly modified herein, the Restated Agreement shall remain in full force and effect in accordance with its terms, as previously amended. To the extent that there are any inconsistencies between this Amendment and the Restated Agreement, as previously amended, the terms of this Amendment shall supersede the Restated Agreement.

3. In consideration for any exercise by Otsuka of its rights under Subsection 8.2.2(a) of the Restated Agreement, as amended by this Amendment, BMS hereby agrees to, and shall, pay Otsuka the sum of [*] within ten (10) days after the 3rd Amendment Effective Date.

4. Otsuka and BMS hereby amend and restate Section 8.2 of the Restated Agreement in its entirety as follows:

8.2 Patent Infringement by Third Party.

8.2.1 Notice of Infringement.

If, during the term of this Agreement, either party becomes aware of any infringement, threatened infringement or suspected infringement by any third party of any Patent Rights in the Field in the Territory, such party shall promptly give written notice thereof to the other party, with all available details in its possession. The party involved in any such action or controlling any action under Section 8.2.2 or 8.2.3 (the “Active Party”) shall, in each case except as provided to the contrary in Sections 8.2.2 and 8.2.3: (a) keep the other party (the “Inactive Party”) reasonably informed of the status of the action including, but not limited to, significant developments during the pendency of such action; (b) endeavor to solicit the participation and views of the Inactive Party during each stage of the action; and (c) reasonably consider such Inactive Party’s views, although the Active Party’s judgment shall control.

8.2.2. Remedies Against Infringement of Patent Rights in the United States.

(a) Otsuka’s First Right to Pursue Remedies Against Infringement of Patent Rights in the United States.

(i) With respect to any infringement, threatened infringement or suspected infringement of any Patent Rights in the Field in the United States, Otsuka shall have the first right, but not the obligation, to take action, at its expense, to pursue any and all remedies against such infringer to stop such infringement and to recover profits and damages in connection therewith.

(ii) Pursuant to such right of Otsuka, in all actions, disputes and proceedings involving Patent Rights in the United States, Otsuka shall have the sole and exclusive right to control prosecution of such actions, disputes and proceedings (including the right to select counsel in connection therewith) and shall (notwithstanding Section 8.2.1) have no obligation to keep BMS informed regarding any such actions, disputes or proceedings or the prosecution thereof. BMS shall have no right to control, or to participate in, the decision making process with respect to any such actions, disputes or proceedings involving the enforcement of the Patent Rights in the United States, any infringement, threatened infringement, or suspected infringement of the Patent Rights in the United States, or the settlement or compromise thereof. BMS’s consent to the settlement or compromise of any such action, dispute or proceeding pertaining to the Patent Rights shall not be required; provided, however, that Otsuka will not enter into any settlement or compromise of any such action, dispute or proceeding that requires BMS to pay money to a third party or that imposes liability on BMS without BMS’s prior written consent, which BMS shall not unreasonably withhold (such settlement or compromise being referred to in this Section 8.2.2 and in Section 8.2.3 as a “Settlement Requiring

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BMS Consent”). Otsuka shall not be required to inform BMS, or to consult with BMS, in respect of any action, dispute or proceeding, or the settlement or compromise of any action or dispute, pertaining to the infringement, threatened infringement or suspected infringement of the Patent Rights or the enforcement of the Patent Rights in the United States, except only as and to the extent required above with respect to a Settlement Requiring BMS Consent. Further, BMS may not join as a party in any such actions, disputes or proceedings.

(iii) BMS shall cooperate with Otsuka as reasonably requested by Otsuka in connection with such action, dispute or proceeding, shall cause any of BMS’s and its Affiliates’ employees and agents to give depositions or testify in connection with any proceeding regarding the Patent Rights in the United States when requested by Otsuka, and shall make available to Otsuka copies of any and all relevant records, papers, documents, information and specimens. BMS shall bear the out-of-pocket expenses and internal costs incurred by it and its Affiliates in providing such cooperation to Otsuka at Otsuka’s request, in causing such employees and agents to give such depositions or testimony, and in making available copies of such documents or other materials.

(iv) In the event of any monetary recovery by Otsuka in connection with any such action, dispute or proceeding in the United States involving the Patent Rights in the Field, or the settlement or compromise thereof, such recovery shall be entirely retained by Otsuka for its own account and benefit.

(v) In the event that any adverse judgment for monetary liability is imposed on either Otsuka or any of its Affiliates in favor of a third-party litigant in any such action, dispute or proceeding in the United States involving the Patent Rights in the Field, Otsuka shall bear the entirety of such adverse judgment.

(b) BMS’s Back-Up Right to Pursue Remedies Against Infringement of the Patent Rights in the United States.

(i) With respect to any infringement, threatened infringement or suspected infringement of any Patent Rights in the Field in the United States, if (1) Otsuka decides in writing to BMS not to pursue remedies against the alleged or suspected infringer(s), and (2) in any event if Otsuka fails to commence appropriate action with respect to such infringement within one hundred twenty (120) days after BMS’s written request to Otsuka to do so, BMS shall have the right, but not the obligation, to take action in its name, or in Otsuka’s name where legally required, and at BMS’s expense, to pursue any and all remedies against such infringer to stop such infringement and to recover profits and damages. In any such case, Otsuka shall be entitled, at its own expense, to join as a party in pursuing such remedies, if legally permissible. Should Otsuka’s direct participation in the legal proceedings be indispensable (i.e., it is not legally permissible for BMS to pursue remedies in Otsuka’s name), BMS shall be entitled to request Otsuka, at BMS’s expense, to pursue remedies (which request Otsuka shall not unreasonably refuse). BMS shall promptly reimburse Otsuka for Otsuka’s out-of-pocket expenses (but not Otsuka’s internal costs) reasonably incurred in so participating.

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For purposes of determining BMS’s right to pursue remedies under this Subsection 8.2.2(b), in the event of a “Paragraph IV” certification under the Hatch-Waxman Act of 1984, if, by the thirtieth (30th) day following Otsuka’s receipt of the notice required under 21 U.S.C. § 355(j)(2)(B)(i) and (ii), Otsuka (A) has not commenced a patent infringement suit against the putative infringer as contemplated by the relevant regulations; and (B) has not confirmed to BMS that it intends to do so within forty-five (45) days of the date of Otsuka’s receipt of such notice, Otsuka shall be deemed to have decided not to pursue remedies within the meaning of Clause (1) above, thereby enabling BMS to pursue remedies under this Subsection 8.2.2(b).

(ii) Otsuka shall cooperate with BMS as reasonably requested by BMS in connection with such action, dispute or proceeding commenced by BMS in accordance with this Subsection 8.2.2(b), shall cause any of Otsuka’s and its Affiliates’ employees and agents to give depositions or testify in connection with any proceeding regarding the Patent Rights when requested by BMS, and shall make available to BMS copies of any and all relevant records, papers, documents, information and specimens. BMS shall promptly reimburse Otsuka for Otsuka’s out-of-pocket expenses (but not Otsuka’s internal costs) reasonably incurred in providing such cooperation to BMS at BMS’s request, in causing such employees and agents to give such depositions or testimony, and in making available copies of such documents or other materials.

(iii) In all cases where BMS pursues remedies against the infringement, threatened infringement or suspected infringement of the Patent Rights as permitted in this Subsection 8.2.2(b), except where Otsuka elects, at its expense, to join as a party, BMS shall have the sole and exclusive right to control prosecution of such action, but shall keep Otsuka fully informed on an ongoing basis with respect to such action, dispute or proceeding and any settlement or compromise discussions, and shall allow Otsuka to participate in the decision-making process with respect thereto. BMS may not settle or compromise any such action, dispute or proceeding without the prior written consent of Otsuka, which Otsuka shall not unreasonably withhold, In the event of any monetary recovery in connection with such action, dispute or proceeding brought by BMS pursuant to this Subsection 8.2.2(b), or the settlement or compromise thereof, such recovery shall be applied in the following priority: first, to reimburse BMS for its total out-of-pocket expenses reasonably incurred in prosecuting or settling such action, dispute or proceeding (including, without limitation, reasonable attorneys’ fees) (“Total Out-of-Pocket Expenses”); second to reimburse Otsuka for its Total Out-of-Pocket Expenses reasonably incurred in connection with such action, to the extent not previously reimbursed by BMS to Otsuka; and third, the balance to be shared [*] to BMS and [*] to Otsuka.

(iv) In the event any adverse judgment for monetary liability is imposed on either BMS or Otsuka or both (and/or any of their respective Affiliates) in favor of a third-party litigant in any such action, dispute or proceeding commenced in accordance with this Subsection 8.2.2(b), BMS shall bear [*] and Otsuka shall bear [*] of such adverse judgment, regardless of the name of the party against which such adverse judgment is imposed.

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8.2.3. Remedies Against Infringement of Patent Rights Outside the United States.

(a) BMS’s First Right to Pursue Remedies Against Infringement of Patent Rights Outside the United States.

(i) With respect to any infringement, threatened infringement or suspected infringement of any Patent Rights in the Field in the Territory outside the United States, BMS shall have the first right, but not the obligation, to take action in BMS’s name, or in Otsuka’s name where legally required, and at BMS’s expense, to pursue any and all remedies against such infringer to stop such infringement and to recover profits and damages in connection therewith. In any such case, Otsuka shall be entitled, at its own expense, to join as a party in pursuing such remedies, if legally permissible. Should Otsuka’s direct participation in the legal proceedings be indispensable (i.e., it is not legally permissible for BMS to pursue remedies in Otsuka’s name), BMS shall be entitled to request Otsuka, at BMS’s expense, to pursue remedies (which request Otsuka shall not unreasonably refuse). BMS shall promptly reimburse Otsuka for Otsuka’s out-of-pocket expenses (but not Otsuka’s internal costs) reasonably incurred in so participating.

(ii) Otsuka shall cooperate with BMS as reasonably requested by BMS in connection with such action, dispute or proceeding commenced by BMS in accordance with this Subsection 8.2.3(a), shall cause any of Otsuka’s and its Affiliates’ employees and agents to give depositions or testify when requested by BMS, and shall make available to BMS copies of any and all relevant records, papers, documents, information and specimens. BMS shall promptly reimburse Otsuka for Otsuka’s out-of-pocket expenses (but not Otsuka’s internal costs) reasonably incurred in providing such cooperation to BMS at BMS’s request, in causing such employees and agents to give depositions or testimony, and in making available copies of such documents or other materials.

(iii) In all cases where BMS pursues remedies against the infringement, threatened infringement or suspected infringement of the Patent Rights as permitted in this Subsection 8.2.3(a), except where Otsuka elects, at its expense, to join as a party, BMS shall have the sole and exclusive right to control prosecution of such action, but shall keep Otsuka fully informed on an ongoing basis with respect to such action, dispute or proceeding and any related settlement or compromise discussions, and shall allow Otsuka to participate in the decision making process with respect thereto. BMS may not settle or compromise any such action, dispute or proceeding without the prior written consent of Otsuka, which Otsuka shall not unreasonably withhold. In the event any monetary recovery in connection with such infringement action, dispute or proceeding, or the settlement or compromise thereof, is obtained, such recovery shall be applied in the following priority: first, to reimburse BMS for its Total Out-of-Pocket Expenses reasonably incurred in prosecuting or settling such action; second, to reimburse Otsuka for its Total Out-of-Pocket Expenses reasonably incurred in connection with such action, to the extent not previously reimbursed by BMS to Otsuka; and third, the balance to be shared [*] to BMS and [*] to Otsuka.

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(iv) In the event any adverse judgment for monetary liability is imposed on either BMS or Otsuka or both (and/or any of their respective Affiliates) in favor of a third-party litigant in any such action, dispute or proceeding commenced in accordance with this Subsection 8.2.3(a), BMS shall bear [*] and Otsuka shall bear [*] of such adverse judgment, regardless of the name of the party against which such adverse judgment is imposed.

(b) Otsuka’s Back-Up Right to Pursue Remedies Against Infringement of Patent Rights Outside the United States.

(i) With respect to any infringement, threatened infringement or suspected infringement of any Patent Rights in the Field in the Territory outside the United States, if (1) BMS decides in writing to Otsuka not to pursue remedies against the alleged or suspected infringer(s), and (2) in any event if BMS fails to commence appropriate action within one hundred twenty (120) days after Otsuka’s written request to BMS to do so, Otsuka shall have the right, but not the obligation, to take action in its name, or in BMS’s name where legally required, and at Otsuka’s expense, to pursue any and all remedies against such infringer to stop such infringement and to recover profits and damages. In any such case, BMS shall be entitled, at its own expense, to join as a party in pursuing such remedies, if legally permissible. Should BMS’s direct participation in the legal proceedings be indispensable (i.e., it is not legally permissible for Otsuka to pursue remedies in BMS’s name), Otsuka shall be entitled to request BMS, at Otsuka’s expense, to pursue remedies (which request BMS shall not unreasonably refuse). Otsuka shall promptly reimburse BMS for BMS’s out-of-pocket expenses (but not BMS’s internal costs) reasonably incurred in so participating.

(ii) BMS shall cooperate with Otsuka as reasonably requested by Otsuka in connection with such action, dispute or proceeding commenced by Otsuka in accordance with this Subsection 8.2.3(b), shall cause any of BMS’s and its Affiliates’ and Sublicensees’ employees and agents to give depositions or testify when requested by Otsuka, and shall make available to Otsuka copies of any and all relevant records, papers, documents, information and specimens. Otsuka shall promptly reimburse BMS on an ongoing basis for BMS’s out-of-pocket expenses (but not BMS’s internal costs) reasonably incurred in providing such cooperation to Otsuka at Otsuka’s request, in causing such employees and agents to give such depositions or testimony, and in making available copies of such documents or other materials.

(iii) In all cases where Otsuka pursues remedies against the infringement, threatened infringement or suspected infringement of the Patent Rights as permitted in this Subsection 8.2.3(b), except where BMS elects, at its expense, to join as a party, Otsuka shall have the sole and exclusive right to control prosecution of such action and the right (notwithstanding Section 8.2.1) to settle and compromise such action, dispute or proceeding without BMS’s consent; provided that (A) Otsuka shall keep BMS fully informed on an ongoing basis with respect to such action, dispute or proceeding and any related settlement or compromise discussions; and (B) Otsuka may not enter into any Settlement Requiring BMS Consent (as defined above in Section 8.2.2(a)(ii)), without the prior written consent of BMS, which BMS shall not unreasonably withhold. In the event

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of any monetary recovery in connection with such action, dispute or proceeding brought by Otsuka pursuant to this Subsection 8.2.3(b), or the settlement or compromise thereof, such recovery shall be applied in the following priority: first, to reimburse Otsuka for its Total Out-of-Pocket Expenses reasonably incurred in prosecuting such action; second, to reimburse BMS for its Total Out-of-Pocket Expenses reasonably incurred in connection with such action to the extent not previously reimbursed by Otsuka to BMS; and third, the balance to be shared [*] to Otsuka and [*] to BMS.

(iv) In the event any adverse judgment for monetary liability is imposed on either BMS or Otsuka or both (and/or any of their respective Affiliates) in favor of a third-party litigant in any such action, dispute or proceeding commenced in accordance with this Subsection 8.2.3(b), Otsuka shall bear [*] and BMS shall bear [*] of such judgment, regardless of the name of the party against which such judgment is imposed.

8.2.4 Certain Disclaimers.

As between BMS and Otsuka (including their respective Affiliates), (a) neither BMS nor Otsuka, as the case may be, shall have or make any claim or cause of action against the other party in such other party’s capacity as the Active Party, under this Agreement or otherwise, or commence any suit, arbitration or other proceeding against the Active Party, based on, related to or arising out of (i) the Active Party’s conduct, performance or non-performance in response to any alleged or suspected infringement of the Patent Rights: (ii) the enforcement or non-enforcement of the Patent Rights; (iii) the pursuit or non-pursuit of remedies in connection therewith or (iv) any action, dispute, litigation or other legal or regulatory proceeding(s) related to any of the matters referred to in (i), (ii) or (iii) above, or the settlement or compromise of any such action, dispute, litigation or other legal or regulatory proceeding(s); and (b) neither BMS nor Otsuka, as the case may be, in its capacity as the Active Party, shall incur any liability to the other party as a consequence of any such action, dispute, litigation or other proceeding or any unfavorable decision resulting therefrom (including any decision holding any of the Patent Rights invalid or unenforceable), in each case except only to the extent any such claim, cause of action, suit, arbitration or other proceeding is based upon the Active Party’s gross negligence or willful misconduct. The foregoing provisions of this Section 8.2.4 shall be without prejudice to, and shall not limit, any obligation on the part of the Active Party to inform, involve or otherwise include the Inactive Party, to obtain the Inactive Party’s approval or consent, or to reimburse or otherwise to pay the Inactive Party, in each case as and to the extent provided in this Section 8.2. For the avoidance of doubt, the Active Party’s discretionary decision whether to pursue or not pursue an alleged or suspected infringer of the Patent Rights, how to pursue such infringer if it elects to do so, or whether or not to settle or compromise with any such infringer, or on what basis, shall not be a basis upon which the Inactive Party shall be entitled to claim that the Active Party was grossly negligent or engaged in willful misconduct.

In addition, the foregoing provisions of this Section 8.2.4 shall, mutatis mutandis, operate to limit any obligations or liabilities that Otsuka may have to BMS, and any

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claims or causes of action BMS may have against Otsuka, arising from the reexamination of the Patent Rights or the outcome thereof.

IN WITNESS WHEREOF, each of the parties has caused this Amendment No. 3 to be executed and delivered by its duly authorized officer as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY		OTSUKA PHARMACEUTICAL CO., LTD.

By:	/s/ Sandra Leung	By:	/s/ Yoshio Tanabe
Name:	Sandra Leung	Name:	Yoshio Tanabe
Title:	VP & Secretary	Title:	Operating Officer & Director

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